                                                                    EXHIBIT 99.2

                     IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                     For the Month Ending: October 31, 2003

BEGINNING BALANCE IN ALL ACCOUNTS                                $  10,045,715.50

RECEIPTS:
  1. Receipts from Operations                                    $              -
     Receipts from Operations (Received by Parent)               $              -
  2. Other Receipts                                              $       6,657.40
     Other receipts (Received by Parent or Affiliates)           $              -
                                                                 ----------------
TOTAL RECEIPTS                                                   $       6,657.40
Less: Receipts received by Parent or Affiliates                  $              -
                                                                 ----------------
ADJUSTED TOTAL RECEIPTS                                          $       6,657.40

DISBURSEMENTS
  3. Net Payroll
     a. Officers                                                 $              -
     b. Others                                                   $              -
  4. Taxes
     a. Federal Income Taxes                                     $              -
     b. FICA Withholdings                                        $              -
     c. Employee's withholdings                                  $              -
     d. Employer's FICA                                          $              -
     e. Federal Unemployment Taxes                               $              -
     f. State Income Tax                                         $              -
     g. State Employee withholdings                              $              -
     h. All other state taxes                                    $              -

  5. Necessary Expenses
     a. Rent or mortgage payment(s)                              $      30,231.72
     b. Utilities                                                $              -
     c. Insurance                                                $              -
     d. Merchandise bought for manufacture or sell               $              -
     e. Other necessary expenses
        Office Supplies & Expenses                               $              -
        Other                                                    $              -
                                                                 ----------------
TOTAL DISBURSEMENTS                                              $      30,231.72
Less: Disbursements made by Parent or Affiliates                 $     (30,231.72)
                                                                 ----------------
ADJUSTED TOTAL DISBURSEMENTS                                     $              -
                                                                 ----------------

NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD              $       6,657.40

NET INTERCOMPANY SWEEPS/TRANSFERS - World Access, Inc.           $              -
                                                                 ----------------

ENDING BALANCE IN Deustch Bank - S/T Investment 206-21130        $  10,052,372.90
                                                                 ----------------

ENDING BALANCE IN ALL ACCOUNTS                                   $  10,052,372.90
                                                                 ================

                            OPERATING REPORT Page 1

                     IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                                RECEIPTS LISTING

                     For the Month Ending: October 31, 2003

Bank: Deutsche Bank Alex. Brown
Location: Baltimore, MD
Account Name: Investment Account
Account Number: 206-21130

DATE RECEIVED                         DESCRIPTION                             AMOUNT
-------------                         -----------                             ------
 10/31/2003      Interest Received                                         $  6,657.40
                                                                           -----------
                                                     Total WATP Receipts   $  6,657.40
                                                                           ===========

                            OPERATING REPORT Page 2

                     IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                     For the Month Ending: October 31, 2003

STATEMENT OF INVENTORY

Beginning Inventory                  $      -
Add: purchases                       $      -
Less: goods sold                     $      -
                                     --------
Ending inventory                     $      -
                                     ========

PAYROLL INFORMATION STATEMENT

Gross payroll for this period        $      -
Payroll taxes due but unpaid         $      -

              STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                             DATE REGULAR         AMOUNT OF           NUMBER OF              AMOUNT OF
      NAME OF CREDITOR/LESSOR               PAYMENT IS DUE     REGULAR PAYMENT    PAYMENTS DELINQUENT   PAYMENTS DELINQUENT
      -----------------------               --------------     ---------------    -------------------   -------------------
North Atlanta Realty                          Monthly            $  32,121.90               -               $          -
GE Capital (Copier Lease)                     Monthly            $     575.72               -               $          -
Toshiba Easy Lease (Fax)                      Monthly            $      84.41               6               $     506.46
Toshiba Easy Lease (Fax)                      Monthly            $      35.11               6               $     210.66
GE Capital (Copier/Fax Lease)                 Monthly            $     612.83               6               $   3,676.98
Ascom/Hasler (Postage Meter)                 Quarterly           $     181.15               -               $          -
Ascom/Hasler (Postage Meter)                 Quarterly           $     719.04               1               $     719.04
Imperial Business Credit (Postage Meter)     Quarterly           $     497.83               1               $     497.83

                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                     For the Month Ending: October 31, 2003

STATEMENT OF AGED RECEIVABLES

                                                     3RD PARTY             INTERCOMPANY              TOTAL
                                                  ---------------------------------------------------------------
ACCOUNTS RECEIVABLE
              Beginning of month balance          $ 13,137,724.57        $ 20,888,005.99         $ 34,025,730.56
              Add: sales on account               $             -        $             -         $             -
                   expenses paid for affiliate    $             -        $             -         $             -
                   cash advanced to affiliate     $             -        $             -         $             -
              Less: collections                   $             -        $             -         $             -
                                                  --------------------------------------------------------------
              End of month balance                $ 13,137,724.57        $ 20,888,005.99         $ 34,025,730.56
                                                  ==============================================================

0-30 Days      31-60 Days      61-90 Days          Over 90 Days        End of Month Total
---------      ----------      ----------       -----------------      ------------------
$       -      $        -      $        -       $   13,137,724.57      $    13,137,724.57

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                           3RD PARTY       INTERCOMPANY       TOTAL
                                                         ----------------------------------------------
Beginning of month balance                               $    7,043.23    $  916,459.14   $  923,502.37
Add: sales on account                                    $   30,981.72    $           -   $   30,981.72
     Cash received on behalf of Affiliate                $           -    $           -   $           -
     Cash received from Affiliate                        $           -    $           -   $           -
Less: payments                                           $  (30,231.72)   $   30,231.72   $           -
                                                         ----------------------------------------------
End of month balance                                     $    7,793.23    $  946,690.86   $  954,484.09
                                                         ==============================================

0-30 Days      31-60 Days      61-90 Days       Over 90 Days           End of Month Total
---------      ----------      ----------       ------------           ------------------
$  750.00         $   -          $    -         $   7,043.23             $   7,793.23

                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                     For the Month Ending: October 31, 2003

                                TAX QUESTIONNAIRE

      Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

      1.   Federal income taxes              Yes (X)           No ( )

      2.   FICA withholdings                 Yes (X)           No ( )

      3.   Employee's withholdings           Yes (X)           No ( )

      4.   Employer's FICA                   Yes (X)           No ( )

      5.   Federal unemployment taxes        Yes (X)           No ( )

      6.   State income tax                  Yes (X)           No ( )

      7.   State employee withholdings       Yes (X)           No ( )

      8.   All other state taxes                    See Note Below

      If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                              __________________________________
                                              For the Debtor In Possession

                                              Henry C. Lyon
                                              Designated Officer

                            OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                     For the Month Ending: November 30, 2003

BEGINNING BALANCE IN ALL ACCOUNTS                                $  10,052,372.90

RECEIPTS:
     1. Receipts from Operations                                 $              -
        Receipts from Operations (Received by Parent)            $              -
     2. Other Receipts                                           $       7,065.86
        Other receipts (Received by Parent or Affiliates)        $              -
                                                                 ----------------

TOTAL RECEIPTS                                                   $       7,065.86
Less: Receipts received by Parent or Affiliates                  $              -
                                                                 ----------------
ADJUSTED TOTAL RECEIPTS                                          $       7,065.86

DISBURSEMENTS
     3. Net Payroll
        a. Officers                                              $              -
        b. Others                                                $              -
     4. Taxes
        a. Federal Income Taxes                                  $              -
        b. FICA Withholdings                                     $              -
        c. Employee's withholdings                               $              -
        d. Employer's FICA                                       $              -
        e. Federal Unemployment Taxes                            $              -
        f. State Income Tax                                      $              -
        g. State Employee withholdings                           $              -
        h. All other state taxes                                 $              -

     5. Necessary Expenses
        a. Rent or mortgage payment(s)                           $      30,231.72
        b. Utilities                                             $              -
        c. Insurance                                             $              -
        d. Merchandise bought for manufacture or sell            $              -
        e. Other necessary expenses
           Office Supplies & Expenses                            $              -
           Other                                                 $         750.00
                                                                 ----------------

TOTAL DISBURSEMENTS                                              $      30,981.72
Less:  Disbursements made by Parent or Affiliates                $     (30,981.72)
                                                                 ----------------
ADJUSTED TOTAL DISBURSEMENTS                                     $              -

                                                                 ----------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD              $       7,065.86

NET INTERCOMPANY SWEEPS/TRANSFERS - World Access, Inc.           $              -
                                                                 ----------------

ENDING BALANCE IN Deustch Bank - S/T Investment 206-21130        $  10,059,438.76

                                                                 ----------------
ENDING BALANCE IN ALL ACCOUNTS                                   $  10,059,438.76
                                                                 ================

                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                                RECEIPTS LISTING

                     For the Month Ending: November 30, 2003

Bank: Deutsche Bank Alex. Brown
Location: Baltimore, MD
Account Name: Investment Account
Account Number: 206-21130

DATE RECEIVED                             DESCRIPTION                               AMOUNT
-------------                             -----------                               ------
 11/30/2003      Interest Received                                               $   7,065.86
                                                                                 ------------
                                                          Total WATP Receipts    $   7,065.86
                                                                                 ============

                            OPERATING REPORT Page 2

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                     For the Month Ending: November 30, 2003

STATEMENT OF INVENTORY

   Beginning Inventory              $           -
   Add: purchases                   $           -
   Less: goods sold                 $           -
                                    -------------
   Ending inventory                 $           -
                                    =============

PAYROLL INFORMATION STATEMENT

   Gross payroll for this period    $           -
   Payroll taxes due but unpaid     $           -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                              DATE REGULAR             AMOUNT OF             NUMBER OF              AMOUNT OF
         NAME OF CREDITOR/LESSOR             PAYMENT IS DUE        REGULAR PAYMENT      PAYMENTS DELINQUENT   PAYMENTS DELINQUENT
         -----------------------             --------------        ---------------      -------------------   -------------------
North Atlanta Realty                            Monthly              $ 32,121.90                  -                $        -
GE Capital (Copier Lease)                       Monthly              $    575.72                  -                $        -
Toshiba Easy Lease (Fax)                        Monthly              $     84.41                  6                $   506.46
Toshiba Easy Lease (Fax)                        Monthly              $     35.11                  6                $   210.66
GE Capital (Copier/Fax Lease)                   Monthly              $    612.83                  6                $ 3,676.98
Ascom/Hasler (Postage Meter)                   Quarterly             $    181.15                  -                $        -
Ascom/Hasler (Postage Meter)                   Quarterly             $    719.04                  1                $   719.04
Imperial Business Credit (Postage Meter)       Quarterly             $    497.83                  1                $   497.83

                            OPERATING REPORT Page 3

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                    For the Month Ending: November 30, 2003

STATEMENT OF AGED RECEIVABLES

                                                        3RD PARTY        INTERCOMPANY         TOTAL
                                                     ---------------------------------------------------
ACCOUNTS RECEIVABLE
             Beginning of month balance              $ 13,137,724.57   $ 20,888,005.99   $ 34,025,730.56
             Add: sales on account                   $             -   $             -   $             -
                  expenses paid for affiliate        $             -   $             -   $             -
                  cash advanced to affiliate         $             -   $             -   $             -
             Less: collections                       $             -   $             -   $             -
                                                     ---------------------------------------------------
             End of month balance                    $ 13,137,724.57   $ 20,888,005.99   $ 34,025,730.56
                                                     ===================================================

0-30 Days    31-60 Days   61-90 Days      Over 90 Days        End of Month Total
---------    ----------   ----------      ------------        ------------------
 $  -          $  -         $   -       $  13,137,724.57      $    13,137,724.57

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                        3RD PARTY        INTERCOMPANY         TOTAL
                                                     ---------------------------------------------------
Beginning of month balance                           $      7,793.23    $    946,690.86   $    954,484.09
Add: sales on account                                $     30,231.72    $             -   $     30,231.72
     Cash received on behalf of Affiliate            $             -    $             -   $             -
     Cash received from Affiliate                    $             -    $             -   $             -
Less: payments                                       $    (30,981.72)   $     30,981.72   $             -
                                                     ---------------------------------------------------
End of month balance                                 $      7,043.23    $    977,672.58   $    984,715.81
                                                     ===================================================

0-30 Days   31-60 Days     61-90 Days   Over 90 Days        End of Month Total
---------   ----------     ----------   ------------        ------------------
 $  -         $   -          $   -      $  7,043.23            $  7,043.23

                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                     For the Month Ending: November 30, 2003

                                TAX QUESTIONNAIRE

      Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

      1.  Federal income taxes              Yes (X)                 No ( )

      2.  FICA withholdings                 Yes (X)                 No ( )

      3.  Employee's withholdings           Yes (X)                 No ( )

      4.  Employer's FICA                   Yes (X)                 No ( )

      5.  Federal unemployment taxes        Yes (X)                 No ( )

      6.  State income tax                  Yes (X)                 No ( )

      7.  State employee withholdings       Yes (X)                 No ( )

      8.  All other state taxes                   See Note Below

      If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                            ____________________________________
                                            For the Debtor In Possession

                                            Henry C. Lyon
                                            Designated Officer

                            OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                     For the Month Ending: December 31, 2003

BEGINNING BALANCE IN ALL ACCOUNTS                                $  10,059,438.76

RECEIPTS:
     1. Receipts from Operations                                 $              -
        Receipts from Operations (Received by Parent)            $              -
     2. Other Receipts                                           $       7,503.04
        Other receipts (Received by Parent or Affiliates)        $              -
                                                                 ----------------

TOTAL RECEIPTS                                                   $       7,503.04
Less: Receipts received by Parent or Affiliates                  $              -
                                                                 ----------------
ADJUSTED TOTAL RECEIPTS                                          $       7,503.04

DISBURSEMENTS
     3. Net Payroll
        a. Officers                                              $              -
        b. Others                                                $              -
     4. Taxes
        a. Federal Income Taxes                                  $              -
        b. FICA Withholdings                                     $              -
        c. Employee's withholdings                               $              -
        d. Employer's FICA                                       $              -
        e. Federal Unemployment Taxes                            $              -
        f. State Income Tax                                      $              -
        g. State Employee withholdings                           $              -
        h. All other state taxes                                 $              -

     5. Necessary Expenses
        a. Rent or mortgage payment(s)                           $      31,356.72
        b. Utilities                                             $              -
        c. Insurance                                             $              -
        d. Merchandise bought for manufacture or sell            $              -
        e. Other necessary expenses
           Office Supplies & Expenses                            $              -
           Other                                                 $              -
                                                                 ----------------

TOTAL DISBURSEMENTS                                              $      31,356.72
Less: Disbursements made by Parent or Affiliates                 $     (31,356.72)
                                                                 ----------------
ADJUSTED TOTAL DISBURSEMENTS                                     $              -
                                                                 ----------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD              $       7,503.04

NET INTERCOMPANY SWEEPS/TRANSFERS - World Access, Inc.           $              -
                                                                 ----------------

ENDING BALANCE IN Deustch Bank - S/T Investment 206-21130        $  10,066,941.80
                                                                 ----------------
ENDING BALANCE IN ALL ACCOUNTS                                   $  10,066,941.80
                                                                 ================

                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                                RECEIPTS LISTING

                     For the Month Ending: December 31, 2003

Bank: Deutsche Bank Alex. Brown
Location: Baltimore, MD
Account Name: Investment Account
Account Number: 206-21130

DATE RECEIVED                             DESCRIPTION                                     AMOUNT
-------------                             -----------                                     ------
 12/31/2003      Interest Received                                                    $   7,503.04
                                                                                      ------------
                                                              Total WATP Receipts     $   7,503.04
                                                                                      ============

                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                     For the Month Ending: December 31, 2003

STATEMENT OF INVENTORY

   Beginning Inventory                          $      -
   Add: purchases                               $      -
   Less: goods sold                             $      -
                                                --------
   Ending inventory                             $      -
                                                ========

PAYROLL INFORMATION STATEMENT

   Gross payroll for this period                $      -
   Payroll taxes due but unpaid                 $      -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                               DATE REGULAR           AMOUNT OF             NUMBER OF              AMOUNT OF
          NAME OF CREDITOR/LESSOR             PAYMENT IS DUE      REGULAR PAYMENT      PAYMENTS DELINQUENT   PAYMENTS DELINQUENT
          -----------------------             --------------      ---------------      -------------------   -------------------
North Atlanta Realty                             Monthly             $ 32,121.90                 -                 $         -
GE Capital (Copier Lease)                        Monthly             $    575.72                 -                 $         -
Toshiba Easy Lease (Fax)                         Monthly             $     84.41                 6                 $    506.46
Toshiba Easy Lease (Fax)                         Monthly             $     35.11                 6                 $    210.66
GE Capital (Copier/Fax Lease)                    Monthly             $    612.83                 6                 $  3,676.98
Ascom/Hasler (Postage Meter)                    Quarterly            $    181.15                 -                 $         -
Ascom/Hasler (Postage Meter)                    Quarterly            $    719.04                 1                 $    719.04
Imperial Business Credit (Postage Meter)        Quarterly            $    497.83                 1                 $    497.83

                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                     For the Month Ending: December 31, 2003

STATEMENT OF AGED RECEIVABLES

                                                         3RD PARTY       INTERCOMPANY         TOTAL
                                                     ---------------------------------------------------
ACCOUNTS RECEIVABLE
Beginning of month balance                           $ 13,137,724.57   $ 20,888,005.99   $ 34,025,730.56
Add: sales on account                                $             -   $             -   $             -
     expenses paid for affiliate                     $             -   $             -   $             -
     cash advanced to affiliate                      $             -   $             -   $             -
Less: collections                                    $             -   $             -   $             -
                                                     ---------------------------------------------------
End of month balance                                 $ 13,137,724.57   $ 20,888,005.99   $ 34,025,730.56
                                                     ===================================================

0-30 Days     31-60 Days    61-90 Days      Over 90 Days        End of Month Total
---------     ----------    ----------      ------------        ------------------
 $   -          $  -          $   -       $  13,137,724.57      $    13,137,724.57

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                        3RD PARTY        INTERCOMPANY          TOTAL
                                                     ----------------------------------------------------
Beginning of month balance                           $      7,043.23    $    977,672.58   $    984,715.81
Add: sales on account                                $     31,356.72    $            --   $     31,356.72
     Cash received on behalf of Affiliate            $            --    $            --   $            --
     Cash received from Affiliate                    $            --    $            --   $            --
Less: payments                                       $    (31,356.72)   $     31,356.72   $            --
                                                     ----------------------------------------------------
End of month balance                                 $      7,043.23    $  1,009,029.30   $  1,016,072.53
                                                     ====================================================

0-30 Days     31-60 Days     61-90 Days     Over 90 Days     End of Month Total
---------     ----------     ----------     ------------     ------------------
 $  -           $   -          $   -        $  7,043.23         $   7,043.23

                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                     For the Month Ending: December 31, 2003

                                TAX QUESTIONNAIRE

      Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

      1.   Federal income taxes                Yes (X)            No ( )

      2.   FICA withholdings                   Yes (X)            No ( )

      3.   Employee's withholdings             Yes (X)            No ( )

      4.   Employer's FICA                     Yes (X)            No ( )

      5.   Federal unemployment taxes          Yes (X)            No ( )

      6.   State income tax                    Yes (X)            No ( )

      7.   State employee withholdings         Yes (X)            No ( )

      8.   All other state taxes                    See Note Below

      If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                               _________________________________
                                               For the Debtor In Possession

                                               Henry C. Lyon
                                               Designated Officer

                            OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                     For the Month Ending: January 31, 2004

BEGINNING BALANCE IN ALL ACCOUNTS                                $  10,066,941.80

RECEIPTS:
     1. Receipts from Operations                                 $              -
        Receipts from Operations (Received by Parent)            $              -
     2. Other Receipts                                           $       7,013.02
        Other receipts (Received by Parent or Affiliates)        $              -
                                                                 ----------------

TOTAL RECEIPTS                                                   $       7,013.02
Less: Receipts received by Parent or Affiliates                  $              -
                                                                 ----------------
ADJUSTED TOTAL RECEIPTS                                          $       7,013.02

DISBURSEMENTS
     3. Net Payroll
        a. Officers                                              $              -
        b. Others                                                $              -
     4. Taxes
        a. Federal Income Taxes                                  $              -
        b. FICA Withholdings                                     $              -
        c. Employee's withholdings                               $              -
        d. Employer's FICA                                       $              -
        e. Federal Unemployment Taxes                            $              -
        f. State Income Tax                                      $              -
        g. State Employee withholdings                           $              -
        h. All other state taxes                                 $              -

     5. Necessary Expenses
        a. Rent or mortgage payment(s)                           $       9,674.60
        b. Utilities                                             $              -
        c. Insurance                                             $              -
        d. Merchandise bought for manufacture or sell            $              -
        e. Other necessary expenses
           Office Supplies & Expenses                            $              -
           Other                                                 $              -
                                                                 ----------------

TOTAL DISBURSEMENTS                                              $       9,674.60
Less: Disbursements made by Parent or Affiliates                 $      (9,674.60)
                                                                 ----------------
ADJUSTED TOTAL DISBURSEMENTS                                     $              -
                                                                 ----------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD              $       7,013.02

NET INTERCOMPANY SWEEPS/TRANSFERS - World Access, Inc.           $              -
                                                                 ----------------

ENDING BALANCE IN Deustch Bank - S/T Investment 206-21130        $  10,073,954.82
                                                                 ----------------
ENDING BALANCE IN ALL ACCOUNTS                                   $  10,073,954.82
                                                                 ================

                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                                RECEIPTS LISTING

                     For the Month Ending: January 31, 2004

Bank: Deutsche Bank Alex. Brown
Location: Baltimore, MD
Account Name: Investment Account
Account Number: 206-21130

DATE RECEIVED                            DESCRIPTION                                 AMOUNT
-------------                            -----------                                 ------
 1/30/2004       Interest Received                                                 $ 7,013.02
                                                                                   ----------
                                                          Total WATP Receipts      $ 7,013.02
                                                                                   ==========

                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                     For the Month Ending: January 31, 2004

STATEMENT OF INVENTORY

    Beginning Inventory                                                       $ -
    Add: purchases                                                            $ -
    Less: goods sold                                                          $ -
                                                                              ---
    Ending inventory                                                          $ -
                                                                              ===

PAYROLL INFORMATION STATEMENT

    Gross payroll for this period                                             $ -
    Payroll taxes due but unpaid                                              $ -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                               DATE REGULAR          AMOUNT OF              NUMBER OF                AMOUNT OF
       NAME OF CREDITOR/LESSOR                PAYMENT IS DUE      REGULAR PAYMENT      PAYMENTS DELINQUENT      PAYMENTS DELINQUENT
       -----------------------                --------------      ---------------      -------------------      -------------------
North Atlanta Realty                             Monthly             $ 9,674.60                  -                   $        -
GE Capital (Copier Lease)                        Monthly             $   575.72                  -                   $        -
Toshiba Easy Lease (Fax)                         Monthly             $    84.41                  6                   $   506.46
Toshiba Easy Lease (Fax)                         Monthly             $    35.11                  6                   $   210.66
GE Capital (Copier/Fax Lease)                    Monthly             $   612.83                  6                   $ 3,676.98
Ascom/Hasler (Postage Meter)                    Quarterly            $   181.15                  -                   $        -
Ascom/Hasler (Postage Meter)                    Quarterly            $   719.04                  1                   $   719.04
Imperial Business Credit (Postage Meter)        Quarterly            $   497.83                  1                   $   497.83

                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                     For the Month Ending: January 31, 2004

STATEMENT OF AGED RECEIVABLES

      ACCOUNTS RECEIVABLE                        3RD PARTY                INTERCOMPANY                TOTAL
                                              ---------------           ---------------          ---------------
Beginning of month balance                    $ 13,137,724.57           $ 20,888,005.99          $ 34,025,730.56
Add: sales on account                         $             -           $             -          $             -
        expenses paid for affiliate           $             -           $             -          $             -
        cash advanced to affiliate            $             -           $             -          $             -
Less: collections                             $             -           $             -          $             -
                                              ---------------           ---------------          ---------------
End of month balance                          $ 13,137,724.57           $ 20,888,005.99          $ 34,025,730.56
                                              ===============           ===============          ===============

0-30 Days                       31-60 Days                     61-90 Days               Over 90 Days          End of Month Total
---------                       ----------                     ----------               ------------          ------------------
   $ -                              $ -                            $ -                 $13,137,724.57           $ 13,137,724.57

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                 3RD PARTY                INTERCOMPANY                TOTAL
                                              ---------------           ---------------          ---------------
Beginning of month balance                    $      7,043.23           $  1,009,029.30          $  1,016,072.53
Add: sales on account                         $     10,424.60           $             -          $     10,424.60
        Cash received on behalf of Affiliate  $             -           $             -          $             -
        Cash received from Affiliate          $             -           $             -          $             -
Less: payments                                $     (9,674.60)          $      9,674.60          $             -
                                              ---------------           ---------------          ---------------
End of month balance                          $      7,793.23           $  1,018,703.90          $  1,026,497.13
                                              ===============           ===============          ===============

0-30 Days                       31-60 Days                     61-90 Days              Over 90 Days           End of Month Total
---------                       ----------                     ----------              ------------           ------------------
$  750.00                           $ -                            $ -                  $ 7,043.23                $ 7,793.23

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                     For the Month Ending: January 31, 2004

                                TAX QUESTIONNAIRE

       Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

       1.    Federal income taxes             Yes (X)               No ( )

       2.    FICA withholdings                Yes (X)               No ( )

       3.    Employee's withholdings          Yes (X)               No ( )

       4.    Employer's FICA                  Yes (X)               No ( )

       5.    Federal unemployment taxes       Yes (X)               No ( )

       6.    State income tax                 Yes (X)               No ( )

       7.    State employee withholdings      Yes (X)               No ( )

       8.    All other state taxes              See Note Below

     If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                           _____________________________________
                                           For the Debtor In Possession

                                           Henry C. Lyon
                                           Designated Officer

                             OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                     For the Month Ending: February 29, 2004

BEGINNING BALANCE IN ALL ACCOUNTS                                                                          $ 10,073,954.82

RECEIPTS:
     1. Receipts from Operations                                                                           $             -
         Receipts from Operations (Received by Parent)                                                     $             -
     2. Other Receipts                                                                                     $      6,558.76
         Other receipts (Received by Parent or Affiliates)                                                 $             -
                                                                                                           ---------------

TOTAL RECEIPTS                                                                                             $      6,558.76
Less:  Receipts received by Parent or Affiliates                                                           $             -
                                                                                                           ---------------
ADJUSTED TOTAL RECEIPTS                                                                                    $      6,558.76

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                                                                       $             -
         b. Others                                                                                         $             -
     4. Taxes
         a. Federal Income Taxes                                                                           $             -
         b. FICA Withholdings                                                                              $             -
         c. Employee's withholdings                                                                        $             -
         d. Employer's FICA                                                                                $             -
         e. Federal Unemployment Taxes                                                                     $             -
         f. State Income Tax                                                                               $             -
         g. State Employee withholdings                                                                    $             -
         h. All other state taxes                                                                          $             -

     5. Necessary Expenses
         a. Rent or mortgage payment(s)                                                                    $      8,828.74
         b. Utilities                                                                                      $             -
         c. Insurance                                                                                      $             -
         d. Merchandise bought for manufacture or sell                                                     $             -
         e. Other necessary expenses
            Office Supplies & Expenses                                                                     $             -
            Other                                                                                          $             -
                                                                                                           ---------------

TOTAL DISBURSEMENTS                                                                                        $      8,828.74
Less:  Disbursements made by Parent or Affiliates                                                          $     (8,828.74)
                                                                                                           ---------------
ADJUSTED TOTAL DISBURSEMENTS                                                                               $             -

                                                                                                           ---------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                                                        $      6,558.76

NET INTERCOMPANY SWEEPS/TRANSFERS - World Access, Inc.                                                     $             -
                                                                                                           ---------------

ENDING BALANCE IN Deustch Bank - S/T Investment 206-21130                                                  $ 10,080,513.58

                                                                                                           ---------------
ENDING BALANCE IN ALL ACCOUNTS                                                                             $ 10,080,513.58
                                                                                                           ===============

                             OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                                RECEIPTS LISTING

                     For the Month Ending: February 29, 2004

Bank: Deutsche Bank Alex. Brown
Location: Baltimore, MD
Account Name: Investment Account
Account Number: 206-21130

DATE RECEIVED                                        DESCRIPTION                                       AMOUNT
-------------                                        -----------                                       ------
  2/27/2004                                     Interest Received                                    $ 6,558.76
                                                                                                     ----------
                                                   Total WATP Receipts                               $ 6,558.76
                                                                                                     ==========

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                     For the Month Ending: February 29, 2004

STATEMENT OF INVENTORY

    Beginning Inventory                                                       $ -
    Add: purchases                                                            $ -
    Less: goods sold                                                          $ -
                                                                              ---
    Ending inventory                                                          $ -
                                                                              ===

PAYROLL INFORMATION STATEMENT

    Gross payroll for this period                                             $ -
    Payroll taxes due but unpaid                                              $ -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                               DATE REGULAR          AMOUNT OF              NUMBER OF                AMOUNT OF
       NAME OF CREDITOR/LESSOR                PAYMENT IS DUE      REGULAR PAYMENT      PAYMENTS DELINQUENT      PAYMENTS DELINQUENT
       -----------------------                --------------      ---------------      -------------------      -------------------
North Atlanta Realty                             Monthly             $ 9,674.60                  -                   $        -
GE Capital (Copier Lease)                        Monthly             $   575.72                  -                   $        -
Toshiba Easy Lease (Fax)                         Monthly             $    84.41                  6                   $   506.46
Toshiba Easy Lease (Fax)                         Monthly             $    35.11                  6                   $   210.66
GE Capital (Copier/Fax Lease)                    Monthly             $   612.83                  6                   $ 3,676.98
Ascom/Hasler (Postage Meter)                    Quarterly            $   181.15                  -                   $        -
Ascom/Hasler (Postage Meter)                    Quarterly            $   719.04                  1                   $   719.04
Imperial Business Credit (Postage Meter)        Quarterly            $   497.83                  1                   $   497.83

                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                     For the Month Ending: February 29, 2004

STATEMENT OF AGED RECEIVABLES

       ACCOUNTS RECEIVABLE                       3RD PARTY                INTERCOMPANY                TOTAL
                                              ---------------           ---------------          ---------------
Beginning of month balance                    $ 13,137,724.57           $ 20,888,005.99          $ 34,025,730.56
Add: sales on account                         $             -           $             -          $             -
        expenses paid for affiliate           $             -           $             -          $             -
        cash advanced to affiliate            $             -           $             -          $             -
Less: collections                             $             -           $             -          $             -
                                              ---------------           ---------------          ---------------
End of month balance                          $ 13,137,724.57           $ 20,888,005.99          $ 34,025,730.56
                                              ===============           ===============          ===============

0-30 Days                       31-60 Days                     61-90 Days               Over 90 Days          End of Month Total
---------                       ----------                     ----------               ------------          ------------------
   $ -                              $ -                            $ -                 $13,137,724.57           $ 13,137,724.57

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                 3RD PARTY                INTERCOMPANY                TOTAL
                                              ---------------           ---------------          ---------------
Beginning of month balance                    $      7,793.23           $  1,018,703.90          $  1,026,497.13
Add: sales on account                         $      8,828.74           $             -          $      8,828.74
        Cash received on behalf of Affiliate  $             -           $             -          $             -
        Cash received from Affiliate          $             -           $             -          $             -
Less: payments                                $     (8,828.74)          $      8,828.74          $             -
                                              ---------------           ---------------          ---------------
End of month balance                          $      7,793.23           $  1,027,532.64          $  1,035,325.87
                                              ===============           ===============          ===============

0-30 Days                       31-60 Days                     61-90 Days               Over 90 Days          End of Month Total
---------                       ----------                     ----------               ------------          ------------------
   $ -                           $ 750.00                          $ -                 $     7,043.23           $      7,793.23

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                     For the Month Ending: February 29, 2004

                                TAX QUESTIONNAIRE

       Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

       1.    Federal income taxes             Yes (X)               No ( )

       2.    FICA withholdings                Yes (X)               No ( )

       3.    Employee's withholdings          Yes (X)               No ( )

       4.    Employer's FICA                  Yes (X)               No ( )

       5.    Federal unemployment taxes       Yes (X)               No ( )

       6.    State income tax                 Yes (X)               No ( )

       7.    State employee withholdings      Yes (X)               No ( )

       8.    All other state taxes              See Note Below

     If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                           _____________________________________
                                           For the Debtor In Possession

                                           Henry C. Lyon
                                           Designated Officer

                            OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                      For the Month Ending: March 31, 2004

BEGINNING BALANCE IN ALL ACCOUNTS                                                                          $ 10,080,513.58

RECEIPTS:
     1. Receipts from Operations                                                                           $             -
         Receipts from Operations (Received by Parent)                                                     $             -
     2. Other Receipts                                                                                     $      7,720.17
         Other receipts (Received by Parent or Affiliates)                                                 $     60,961.90
                                                                                                           ---------------

TOTAL RECEIPTS                                                                                             $     68,682.07
Less:  Receipts received by Parent or Affiliates                                                           $    (60,961.90)
                                                                                                           ---------------
ADJUSTED TOTAL RECEIPTS                                                                                    $      7,720.17

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                                                                       $             -
         b. Others                                                                                         $             -
     4. Taxes
         a. Federal Income Taxes                                                                           $             -
         b. FICA Withholdings                                                                              $             -
         c. Employee's withholdings                                                                        $             -
         d. Employer's FICA                                                                                $             -
         e. Federal Unemployment Taxes                                                                     $             -
         f. State Income Tax                                                                               $             -
         g. State Employee withholdings                                                                    $             -
         h. All other state taxes                                                                          $             -

     5. Necessary Expenses
         a. Rent or mortgage payment(s)                                                                    $      9,251.67
         b. Utilities                                                                                      $             -
         c. Insurance                                                                                      $             -
         d. Merchandise bought for manufacture or sell                                                     $             -
         e. Other necessary expenses
            Office Supplies & Expenses                                                                     $             -
            Other                                                                                          $        750.00
                                                                                                           ---------------

TOTAL DISBURSEMENTS                                                                                        $     10,001.67
Less:  Disbursements made by Parent or Affiliates                                                          $    (10,001.67)
                                                                                                           ---------------
ADJUSTED TOTAL DISBURSEMENTS                                                                               $             -

                                                                                                           ---------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                                                        $      7,720.17

NET INTERCOMPANY SWEEPS/TRANSFERS - World Access, Inc.                                                     $             -
                                                                                                           ---------------

ENDING BALANCE IN Deustch Bank - S/T Investment 206-21130                                                  $ 10,088,233.75

                                                                                                           ---------------
ENDING BALANCE IN ALL ACCOUNTS                                                                             $ 10,088,233.75
                                                                                                           ===============

                             OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                                RECEIPTS LISTING

                      For the Month Ending: March 31, 2004

Bank:  Deutsche Bank Alex. Brown
Location:  Baltimore, MD
Account Name:  Investment Account
Account Number:  206-21130

DATE RECEIVED                                        DESCRIPTION                                       AMOUNT
-------------                                        -----------                                       ------
  3/31/2004                                     Interest Received                                    $ 7,720.17
                                                                                                     ----------
                                                   Total WATP Receipts                               $ 7,720.17
                                                                                                     ==========

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                      For the Month Ending: March 31, 2004

STATEMENT OF INVENTORY

    Beginning Inventory                                                       $ -
    Add: purchases                                                            $ -
    Less: goods sold                                                          $ -
                                                                              ---
    Ending inventory                                                          $ -
                                                                              ===

PAYROLL INFORMATION STATEMENT

    Gross payroll for this period                                             $ -
    Payroll taxes due but unpaid                                              $ -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                               DATE REGULAR          AMOUNT OF              NUMBER OF                AMOUNT OF
       NAME OF CREDITOR/LESSOR                PAYMENT IS DUE      REGULAR PAYMENT      PAYMENTS DELINQUENT      PAYMENTS DELINQUENT
       -----------------------                --------------      ---------------      -------------------      -------------------
North Atlanta Realty                             Monthly             $ 9,674.60                  -                   $        -
GE Capital (Copier Lease)                        Monthly             $   575.72                  -                   $        -
Toshiba Easy Lease (Fax)                         Monthly             $    84.41                  6                   $   506.46
Toshiba Easy Lease (Fax)                         Monthly             $    35.11                  6                   $   210.66
GE Capital (Copier/Fax Lease)                    Monthly             $   612.83                  6                   $ 3,676.98
Ascom/Hasler (Postage Meter)                    Quarterly            $   181.15                  -                   $        -
Ascom/Hasler (Postage Meter)                    Quarterly            $   719.04                  1                   $   719.04
Imperial Business Credit (Postage Meter)        Quarterly            $   497.83                  1                   $   497.83

                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                      For the Month Ending: March 31, 2004

STATEMENT OF AGED RECEIVABLES

       ACCOUNTS RECEIVABLE                       3RD PARTY                INTERCOMPANY                TOTAL
                                              ---------------           ---------------          ---------------
Beginning of month balance                    $ 13,137,724.57           $ 20,888,005.99          $ 34,025,730.56
Add: sales on account                         $             -           $             -          $             -
        expenses paid for affiliate           $             -           $             -          $             -
        cash advanced to affiliate            $             -           $             -          $             -
Less: collections                             $             -           $     60,961.90          $     60,961.90
                                              ---------------           ---------------          ---------------
End of month balance                          $ 13,137,724.57           $ 20,948,967.89          $ 34,086,692.46
                                              ===============           ===============          ===============

0-30 Days                       31-60 Days                     61-90 Days               Over 90 Days          End of Month Total
---------                       ----------                     ----------               ------------          ------------------
   $ -                              $ -                            $ -                 $13,137,724.57           $ 13,137,724.57

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                 3RD PARTY                INTERCOMPANY                TOTAL
                                              ---------------           ---------------          ---------------
Beginning of month balance                    $      7,793.23           $  1,027,532.64          $  1,035,325.87
Add: sales on account                         $     10,001.67           $             -          $     10,001.67
        Cash received on behalf of Affiliate  $             -           $             -          $             -
        Cash received from Affiliate          $             -           $             -          $             -
Less: payments                                $    (10,001.67)          $     10,001.67          $             -
                                              ---------------           ---------------          ---------------
End of month balance                          $      7,793.23           $  1,037,534.31          $  1,045,327.54
                                              ===============           ===============          ===============

0-30 Days                       31-60 Days                     61-90 Days               Over 90 Days          End of Month Total
---------                       ----------                     ----------               ------------          ------------------
 $ 750.00                           $ -                            $ -                 $     7,043.23           $      7,793.23

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                      For the Month Ending: March 31, 2004

                                TAX QUESTIONNAIRE

       Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

       1.    Federal income taxes             Yes (X)               No ( )

       2.    FICA withholdings                Yes (X)               No ( )

       3.    Employee's withholdings          Yes (X)               No ( )

       4.    Employer's FICA                  Yes (X)               No ( )

       5.    Federal unemployment taxes       Yes (X)               No ( )

       6.    State income tax                 Yes (X)               No ( )

       7.    State employee withholdings      Yes (X)               No ( )

       8.    All other state taxes              See Note Below

     If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                           _____________________________________
                                           For the Debtor In Possession

                                           Henry C. Lyon
                                           Designated Officer

                             OPERATING REPORT Page 6